February 9, 2012

DREYFUS BOND FUNDS, INC.

-Dreyfus Municipal Bond Fund

Supplement to Prospectus
dated January 1, 2012

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Summary – Portfolio Management.”

The fund’s investment adviser is The Dreyfus Corporation.  The fund's primary portfolio managers are Daniel Marques and Daniel Rabasco, positions they have held since December 2009 and February 2012, respectively.  Mr. Marques is a senior portfolio manager for institutional accounts and Director of Individual Portfolio Management at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation. Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish. Messrs. Marques and Rabasco are also employees of The Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Details – Management.”

The fund's primary portfolio managers are Daniel Marques and Daniel Rabasco, positions they have held since December 2009 and February 2012, respectively.  Mr. Marques is a senior portfolio manager for institutional accounts and Director of Individual Portfolio Management at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, and is responsible for portfolio management, broad municipal market research, performance attribution, and monitoring execution of Standish investment strategies. He has been employed by Standish since 2000.  Mr. Rabasco is the Chief Investment Officer for Tax Sensitive Fixed Income at Standish, where he has been employed since 1998.  Messrs. Marques and Rabasco also manage certain other municipal bond funds managed by The Dreyfus Corporation,  where they have been employed since December 2009 and February 2012, respectively.